                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 26, 1997
                                                  -----------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)

     Delaware                       1-7182                       13-2740599
--------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



World Financial Center, North Tower, New York, New York       10281-1220
--------------------------------------------------------------------------------
       (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $27,500,000 aggregate principal amount of Major 11 International Market Index Target-Term Securities due December 6, 2002 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ----------------------------------------------------- -------------


                            EXHIBITS

          (4)           Instruments defining the rights of
                        security holders, including indentures.

                              Form of Merrill Lynch & Co., Inc.'s Major 11
                              International Market Index Target-Term Securities due December 6, 2002.

          (5) & (23)    Opinion re: legality; consent of
                        counsel.

                              Opinion of Brown & Wood LLP relating to the Major 11 International Market Index Target-Term Securities due December 6, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).


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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                       (Registrant)



                              By: /s/ Theresa Lang
                                 -----------------------------
                                       Theresa Lang
                                        Treasurer



Date:  November 26, 1997



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

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED NOVEMBER 26, 1997



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                   Page
-----------    -----------                                   ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    Major 11 International Market Index
                    Target-Term Securities due
                    December 6, 2002.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating
                    to the Major 11 International Market
                    Index Target-Term Securities due
                    December 6, 2002 (including consent
                    for inclusion of such opinion in this
                    report and in Merrill Lynch & Co.,
                    Inc.'s Registration Statement relating
                    to such Securities).




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